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                                                                 EXHIBIT 23.1

                       Consent of Independent Accountants
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We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 (No. 33-44044) of our report dated June 7, 1996, included in the Annual Report of the Westinghouse de Puerto Rico Retirement Savings Plan on Form 11-K for the year ended December 31, 1996.


/s/ Price Waterhouse
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Price Waterhouse
San Juan, Puerto Rico
June 27, 1997